Capital Management	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Capital Management
25.	CAPITAL MANAGEMENT
The Company’s primary objective when managing capital is to ensure it will be able to continue as a going concern and that it has sufficient ability to satisfy its capital obligations and ongoing operational expenses, as well as having sufficient liquidity to fund suitable business opportunities as they arise.
The capital of the Company includes the components of equity and loans and borrowings net of cash and cash equivalents. Capital, as defined above is summarized in the following table:

	December 31, 2019	December 31, 2018
Equity	$403,059	$394,779
Loans and borrowings	264,049	214,559
	667,108	609,338
Cash and cash equivalents	(67,716)	(60,822)
Total	$599,392	$548,516
The Company manages its capital structure and make adjustments as necessary. In order to maintain the capital structure, the Company may, from time to time, issue or buy back equity, repay debt, or sell assets. The Company manages and makes adjustments to its capital structure in light of economic conditions. The Company, upon approval from its Board of Directors, intends to balance its overall capital structure through new share issues or by undertaking other activities as deemed appropriate under the specific circumstances.
Pacific Road has certain
non-dilution
rights pursuant to an investment agreement dated May 7, 2015 whereby as long as Pacific Road holds at least 5% of Equinox Gold’s common shares, Pacific Road has the right to maintain all or a portion of its ownership interest in the Company following any new issuance of Equinox Gold common shares.
In connection with the issuance of the Convertible Notes, the Company and Mubadala entered into an investor rights agreement, providing Mubadala, among certain other rights, the right to a nominee on the Company’s Board of Directors and standard anti-dilution rights.